UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2016

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35761	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Avenue S Saint Petersburg, FL	33701	(727) 895-7737
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

Merger Agreement

On August 17, 2016, United Insurance Holdings Corp., a Delaware corporation ("Parent"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with AmCo Holding Company, a North Carolina corporation (the "Company"), RDX Holding, LLC, a Delaware limited liability company (the "Sole Stockholder"), certain equityholders of the Sole Stockholder party thereto (collectively, the "Sole Stockholder Member Parties"), Kilimanjaro Corp., a North Carolina corporation and a direct wholly-owned subsidiary of Parent ("Merger Sub") and Kili LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent ("Merger LLC"). The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by Parent's board of directors (the "Parent Board").

Mergers. The Merger Agreement provides for the merger of Merger Sub with and into the Company, on the terms and subject to the conditions set forth in the Merger Agreement (the "First Merger"), with the Company surviving as a wholly-owned subsidiary of Parent, followed by the merger of the Company, as the survivor of the First Merger, with and into Merger LLC (the "Second Merger" and together with the First Merger, the "Mergers"), with Merger LLC surviving as a wholly-owned subsidiary of Parent.

Merger Consideration. At the effective time of the First Merger, each issued and outstanding share of common stock of the Company will automatically be converted into a number of shares of common stock of Parent equal to 209,563.55 multiplied by the lesser of (a) one and (b) a fraction, the numerator of which is 130% of $14.81 and the denominator of which is the volume-weighted average closing sale price of common stock of Parent on Nasdaq for the thirty days preceding the date of the closing of the Mergers (the "Closing"). Immediately following the Closing, the Sole Stockholder will distribute the shares of common stock of Parent issued to it in the First Merger (the "Merger Consideration") to the equityholders of the Sole Stockholder (collectively, the "Sole Stockholder Members").

Merger Closing Conditions. The consummation of the Mergers is subject to the satisfaction or waiver of specified closing conditions, including (i) approval by Parent stockholders of the issuance of the Merger Consideration (the "Share Issuance"); (ii) the minimum tangible net worth of the Company as of immediately prior to the Closing equaling no less than $154,500,000; (iii) the volume-weighted average closing sale price of common stock of Parent on Nasdaq for the thirty days preceding the Closing equaling no less than $10.367; and (iv) certain material agreements between American Coastal Insurance Company, a Florida corporation and a wholly-owned subsidiary of the Company ("ACIC"), and AmRisc, LLC ("AmRisc"), a Delaware limited liability company and the managing general agent of ACIC, remaining in full force and effect as of the Closing, including the Amended and Restated Managing Agency Contract described below.

Representations, Warranties and Covenants. The Company, Parent, Merger LLC, Merger Sub, the Sole Stockholder and the Sole Stockholder Member Parties each have made customary representations and warranties. Each of Parent and the Company has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the usual, regular and ordinary course during the period between the signing of the Merger Agreement and the Closing and (ii) not to solicit alternate transactions, in each case, subject to certain customary exceptions. Parent has also covenanted to file a proxy statement with the United States Securities and Exchange Commission (the "SEC") and to duly call, give notice of, convene and hold a stockholder meeting to approve the Share Issuance.

Termination; Termination Fees. The Merger Agreement provides for certain customary termination rights of the Company and Parent prior to the Closing. If the Merger Agreement is terminated under certain specified circumstances, Parent is obligated to pay the Sole Stockholder a $9,311,000 termination fee and reimburse the Company for transaction expenses incurred by the Company and its affiliates not to exceed $1,500,000. If Parent terminates the Merger Agreement within forty-five days after the date of the Merger Agreement and prior to receiving stockholder approval in order to enter into a binding definitive agreement for a superior acquisition proposal, Parent must pay a termination fee of $4,655,000.

To induce Parent to enter into the Merger Agreement, Parent, the Sole Stockholder, ACIC, the Company, AmRisc, BB&T Corporation and BB&T Insurance Services, Inc., both Delaware corporations, and R. Daniel Peed, an individual residing in Texas ("Peed"), entered into a consent agreement on August 17, 2016 extending the terms of the Amended and Restated Managing Agency Contract between ACIC and AmRisc, to allow AmRisc to continue to act as the exclusive managing general agent of ACIC for five years following the Closing.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1.

Stockholders Agreement

On August 17, 2016, in connection with the signing of the Merger Agreement, Parent, the Sole Stockholder, Peed, and Peed FLP1, Ltd., L.L.P., a Texas limited liability partnership that is wholly-owned by Peed ("Peed FLP1" and together with Peed, the "Peed Stockholder"), entered into a Stockholders Agreement (the "Stockholders Agreement"). The Stockholders Agreement governs certain terms and conditions in respect of securities of Parent that will be held by the Peed Stockholder following the Closing, including the portion of the Merger Consideration to be distributed to the Peed Stockholder, as well as the Peed Stockholder's relationship with and investment in Parent as of and from the Closing.

Board Representation. At the Closing, the Parent Board will increase its number of directors from seven to ten and appoint Peed and two other individuals as directors. Peed will also be appointed Non-Executive Vice Chairman of the Parent Board. The Peed Stockholder will continue to have the right to designate up to three individuals to be members of the Parent Board (each, a "Stockholder Designee") for nomination or appointment, as applicable, until the time that the Peed Stockholder, its affiliates and permitted transferees no longer beneficially own voting securities of Parent representing 15% of Parent's issued and outstanding voting securities. Each Stockholder Designee must meet certain requirements as described in the Stockholders Agreement.

Voting Restrictions. The Stockholders Agreement's voting provisions provide that, until the earlier of the Closing's five year anniversary and the date that the Peed Stockholder beneficially owns less than 25% of Parent's outstanding voting securities, the Peed Stockholder may vote up to 25% of its Parent voting securities in its sole discretion for any matters on which Parent stockholders vote. All other Parent voting securities owned by the Peed Stockholder must be voted in proportion to the votes cast by all other holders of the Parent voting securities. However, if the Peed Stockholder designates Stockholder Designees, it may vote all of its Parent voting securities in favor of the Stockholder Designees.

Other Covenants. In addition to the board designation rights and voting restrictions described above, the Stockholders Agreement also (i) subject to certain exceptions, imposes upon the Peed Stockholder certain "standstill" restrictions, non-competition and confidentiality obligations, and restrictions on transfers of voting securities of Parent, and (ii) grants customary demand and piggyback registration rights to the Peed Stockholder in respect of the Merger Consideration.

A copy of the Stockholders Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Stockholders Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Stockholders Agreement.

First Amendment to Rights Plan

In connection with the entry into the Merger Agreement, Parent entered into the First Amendment to Rights Agreement, dated as of August 17, 2016, with American Stock Transfer & Trust Company, LLC (the "Rights Agent"), to amend the terms of the Rights Agreement, dated as of July 20, 2012, between Parent and the Rights Agent (as so amended, the "Rights Plan") to provide, among other things, that the transactions contemplated by the Merger Agreement, including the Share Issuance to the Sole Stockholder and the distribution of those shares by the Sole Stockholder to its equityholders would not result in such persons being "acquiring persons" under the Rights Plan.

The foregoing description of the First Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to Rights Agreement, which is attached hereto as Exhibit 4.1.

The Merger Agreement, the Stockholders Agreement and the First Amendment to Rights Agreement (collectively, the "Agreements") and the above description of the Agreements have been included to provide investors and security holders with information regarding the terms of the Agreements and are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations and warranties contained in the Agreements were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Agreements, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Agreements as characterizations of the actual state of facts or condition of the Company, Parent, or any of their respective subsidiaries, affiliates or businesses.

Item 3.02: Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of the Merger Consideration is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, the Merger Consideration will be issued to the Sole Stockholder and, immediately following the Closing, distributed by the Sole Stockholder to the members of the Sole Stockholder. It is expected that the Merger Consideration will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933 (the "Securities Act"). In issuing the Merger Consideration, Parent will rely upon representations and warranties of the Sole Stockholder and the Sole Stockholder Member Parties to support such exemption from registration.

Item 3.03:     Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth under the heading "First Amendment to Rights Plan" in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02:     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the disclosure set forth under the heading "Stockholders Agreement" in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Additional Information Regarding the Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Parent or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Parent, Merger Sub, Merger LLC, the Company, the Sole Stockholder and the Sole Stockholder Member Parties. The proposed issuance by Parent of shares of common stock, par value $0.0001 per share, in connection with such merger transaction will be submitted to the stockholders of Parent for their consideration. In connection therewith, Parent intends to file relevant materials with the SEC, including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of Parent. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Parent, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at www.upcinsurance.com under the heading “Documents” within the “SEC Filings” section in the “Investors Relations” portion of Parent’s website. Stockholders of Parent may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting Parent’s Investor Relations Department at (727) 895-7737.
Participants in the Solicitation
Parent and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Parent is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 5, 2016, its annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 2, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of Parent and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

Item 9.01: Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:        /s/ B. Bradford Martz
Name:     B. Bradford Martz
Title:     Chief Financial Officer
(principal financial officer)

Date: August 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 17, 2016, by and among United Insurance Holdings Corp., Kilimanjaro Corp., Kili LLC, RDX Holding, LLC, certain equityholders of RDX Holding, LLC party thereto and AmCo Holding Company.*

4.1
First Amendment to Rights Agreement, dated as of August 17, 2016, by and between United Insurance Holdings Corp. and American Stock Transfer & Trust Company, amending the Rights Agreement, dated as of July 20, 2012, by and between United Insurance Holdings Corp. and American Stock Transfer & Trust Company.

10.1	Stockholders Agreement, dated as of August 17, 2016, by and among United Insurance Holdings Corp., RDX Holding, LLC., R. Daniel Peed and Peed FLP1, Ltd., L.L.P.
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent agrees to furnish supplementary a copy of any omitted schedule to the SEC upon request.